Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings per share
4.6 Earnings per share
Basic earnings per share (EPS) is calculated by dividing On’s net income or loss for the period by the weighted average number of ordinary shares outstanding during the year.
Diluted EPS is calculated by dividing On’s net income or loss for the period by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued at conversion of all the dilutive potential ordinary shares into ordinary shares. Dilutive effects arise from equity settled shares from the Company's share-based plans. These shares are included even if the service conditions are not met, or respective performance conditions were fulfilled at the end of the reporting period. For the periods ended December 31, 2021 and 2020, respectively, the Company excluded 5,278,761 and 8,763,385 weighted shares from the Class A diluted EPS calculation, as the impact of the shares are considered anti-dilutive. Similarly, for the period ended December 31, 2021 the Company excluded 2,099,551 weighted shares from the Class B diluted EPS calculation, as the impact of the shares are considered antidilutive.

	2022	2022	2021	2021	2020
	Class A	Class B	Class A	Class B	Class A

Weighted number of outstanding shares	282,195,495	345,437,500	264,171,208	241,333,048	265,684,627
Weighted number of shares with dilutive effects	2,354,500	6,891,423	—	—	—
Weighted number of outstanding shares (diluted and undiluted)	284,549,995	352,328,923	264,171,208	241,333,048	265,684,627

Net income / (loss) (mCHF)	51.4	6.3	(156.0)	(14.2)	(27.5)
Basic EPS (CHF)	0.18	0.02	(0.59)	(0.06)	(0.10)
Diluted EPS (CHF)	0.18	0.02	(0.59)	(0.06)	(0.10)